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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                   FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                   May 6, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)



                                  e-MedSoft.com
              ----------------------------------------------------
              Exact name of Registrant as Specified in its Charter



          Nevada                   0-26567                 84-1037630
---------------------------    ---------------    ---------------------------
State or Other Jurisdiction    Commission File    IRS Employer Identification
      of Incorporation             Number                    Number



                        20750 Ventura Boulevard, Suite 202
                        Woodland Hills, California  91364
            ----------------------------------------------------------
            Address of Principal Executive Offices, Including Zip Code



                                 (818) 710-9813
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code





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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      (a) On May 6, 1999, Arthur Andersen LLP was engaged as e-MedSoft.com's (the "Registrant") new independent accountants, and on August 26, 1999, Schumacher & Associates, Inc. was notified that they were dismissed as the independent accountants of the Registrant.

      (b) Schumacher & Associates, Inc.'s report on the Registrant's financial statements for the fiscal years ended May 31, 1997 and May 31, 1998 contained no adverse opinion or disclaimer of opinion nor were they qualified as to uncertainty, audit scope or accounting principles, except that Schumacher & Associates, Inc.'s report on the Registrant's financial statements for the fiscal year ended May 31, 1998, contained a qualification concerning the Registrant's ability to continue as a going concern.

      (c) The Registrant's Board of Directors made the decision to engage Arthur Andersen LLP. The Registrant does not have an audit committee.

      (d) In connection with the prior audits for the fiscal years ended May 31, 1997 and May 31, 1998, and from May 31, 1998 to August 26, 1999, there have been no disagreements with Schumacher & Associates, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

      (e) The Registrant did not consult with Arthur Andersen LLP with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Registrant's financial statements.

      (f) The Registrant has requested that Schumacher & Associates, Inc. review the disclosures contained herein and that firm has been given an opportunity to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of its views, or the respect in which it does not agree with the statements made by the Registrant herein. Such letter is filed as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) EXHIBITS.

         Exhibit 16.     Letter from Schumacher & Associates, Inc.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   e-MedSoft.com



Dated: September 3, 1999           By:/s/ Margaret A. Harris
                                      Margaret A. Harris, Chief Financial
                                      Officer